SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 1, 2004
Date of Report (Date of Earliest Event Reported)

The China Fund, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	811-6651	000000000
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

1(888) 246-2255
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure
SIGNATURES
Insight Newsletter

Item 9. Regulation FD Disclosure.

     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the monthly Insight report of the Fund’s Listed Investment Manager.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2004

By:	/s/Mary Moran Zeven
	Name:	Marty Moran Zeven
	Title:	Secretary

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